SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 21, 2003
                                                           ------------




                     First Capital Bank Holding Corporation
                            (Exact name of registrant
                          as specified in its charter)




       Florida                   333-69973                     59-3532208
--------------------------------------------------------------------------------
    (State or other             (Commission                 (I.R.S. Employer
    jurisdiction of              File Number)                Identification No.)
    incorporation)




             1891 South 14th Street, Fernandina Beach, Florida 32034
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (904) 321-0400
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

On May 21, 2003, the subsidiary of First Capital Bank Holding Corporation, First National Bank, announced that its president and chief executive officer, Mike Sanchez, has decided to step down, but will remain in his present capacity for up to six months to assist in the search for his replacement. In addition, Mr. Sanchez will continue to serve on the bank's board of directors, but will also relinquish his board position when a successor is named. Mr. Sanchez has entered into a transition employment agreement with First National Bank and First National Bank Holding Corporation to cover this time period.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No. 99.1 - Description: Press release issued May 21, 2003.










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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST CAPITAL BANK HOLDING CORPORTION



                                  By: /s/ Michael G. Sanchez
                                     -------------------------------------
                                     Name:  Michael G. Sanchez
                                     Title: Chief Executive Officer

Dated: May 21, 2003



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


                                  EXHIBIT INDEX

Exhibit Number             Description

99.1 -   Press release issued May 21, 2003.



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